UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2022

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fifth Avenue, 3rd Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 913-9058
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 6, 2022, the Board of Directors (the “Board”) of Compass, Inc. (the “Company”) increased the size of the Board from seven (7) to eight (8) directors, and elected Allan Leinwand as a director to fill the vacancy, effective May 10, 2022. Mr. Leinwand will serve as a Class II director with a term expiring at the Company’s annual meeting of stockholders in 2023, or until his successor is duly elected and qualified. There are currently no arrangements pursuant to which Mr. Leinwand was appointed to the Board, and Mr. Leinwand will receive compensation in accordance with the Company’s standard arrangements for non-employee directors.

Mr. Leinwand currently serves as the Chief Technology Officer of Shopify Inc., a provider of internet infrastructure for commerce. Prior to joining Shopify Inc. in October 2021, he served as the Senior Vice President of Engineering at Slack Technologies, Inc., a channel-based messaging platform, from December 2018 to October 2021. Before joining Slack, he was Chief Technology Officer at ServiceNow, Inc., an enterprise cloud company, from August 2012 through December 2018. Prior to that, he served as the Chief Technology Officer of Infrastructure at Zynga Inc., as a venture partner at Panorama Capital, and as an operating partner at JPMorgan Partners. Earlier in his career, he was the founding Chief Executive Officer of Vyatta, Inc., an open-source networking company acquired by Brocade Communications Systems. Mr. Leinwand has served on the board of directors of Anaplan, Inc., a cloud-native platform provider, since February 2020. He previously served on the board of directors of Marin Software, Inc., a provider of digital marketing software, from October 2013 to June 2018. Mr. Leinwand holds a B.S. in Computer Science from the University of Colorado at Boulder.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: May 9, 2022	By:	/s/ Brad Serwin
Brad Serwin
General Counsel and Corporate Secretary